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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 24, 2005
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                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)


           MISSOURI                       0-18261                43-1529759
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(state or other jurisdiction of   (Commission File Number)    (I.R.S. employer
incorporation or organization)                               identification no.)


           911 MAIN STREET, SUITE 100
              KANSAS CITY, MISSOURI                            64105
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    (address of principal executive offices)                 (zip code)


Registrant's telephone number, including area code:  (816) 421-8255
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                                 NOT APPLICABLE
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              (former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                       SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

1. On March 24, 2005, the Registrant completed the sale to Commerce Bank, N.A. ("Buyer") of the real estate and improvements thereon, consisting of a parking garage, located in downtown Kansas City, Missouri, with a common address of 9th and Walnut Streets, Kansas City, Missouri, pursuant to the Real Estate Contract entered into on December 29, 2004, as reported on the Form 8-K filed by the Registrant on January 4, 2005. There are common officers and directors of the Registrant and Buyer and Commerce Bancshares, Inc., the parent of the Buyer. The sale price was $7,250,000, and after the payment of the mortgage and other closing expenses, the balance of $4,818,595.43 was paid in cash to the Registrant. The sale price was determined by independent appraisal.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TOWER PROPERTIES COMPANY

DATE:    March 28, 2005
                                       By: /s/ Thomas R. Willard
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                                           Thomas R. Willard
                                           President and Chief Executive Officer


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